UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2013

ELECTRO-SENSORS, INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	000-09587	41-0943459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6111 Blue Circle Drive
Minnetonka, Minnesota 55343-9108

(Address of Principal Executive Offices)

(952) 930-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 12, 2013, Electro-Sensors, Inc. (the “Company”) mailed a letter from its Chief Executive Officer and its Chairman of the Board of Directors to the Company’s shareholders, dated September 9, 2013, updating the Company’s shareholders on recent Company developments. The full text of the shareholder letter is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Item 9.01	Exhibits.
.
(d) Exhibits

Exhibit No	Description

99.1	Shareholder Letter, dated September 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRO-SENSORS, INC.

Date: September 12, 2013	By:	/s/ David L. Klenk
David L. Klenk Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
99.1	Shareholder Letter dated September 9, 2013.